                             PITTSTON MINERALS GROUP

                          REPORTS FIRST QUARTER RESULTS

         Richmond, VA - April 29, 1998 - Pittston Minerals Group reported a net loss, before preferred dividends, of $1.2 million, or $.26 per common share, in the first quarter ended March 31, 1998. A year earlier the unit reported net income, before preferred dividends, of $0.9 million, or $.01 per common share. Included in the current quarter results was a pre-tax charge of $1.8 million or $.14 per share for Minerals Group's share of expenses relating to a retirement agreement between The Pittston Company and its former chairman and CEO.

PITTSTON COAL COMPANY

         First quarter net sales were $145.9 million compared to $154.6 million in the same period a year ago. The coal segment's operating profit was $2.5 million in the first quarter compared to $3.6 million in the same period in 1997. Coal production totaled 3.6 million tons in the quarter compared to 4.1 million tons in last year's first quarter. During the first quarter, Pittston Coal Company sold 4.9 million tons of coal compared to 5.1 million tons in the first quarter of 1997. Cost of coal sold per ton declined to $27.29 in the first quarter 1998 compared with $27.65 a year earlier. Gross margins from coal operations improved to $2.37 per ton from $2.17 in the prior year quarter, despite the weather-related loss of 85 unit shifts at the company's coal mines in late January and February and the deferral of some high-margin business due to railroad service disruption. In March, the United States Supreme Court affirmed a lower court ruling declaring the Harbor Maintenance Tax to be unconstitutional. This had an immediate $1.3 million favorable impact for past payments and will lower export coal costs in the future.

         Prices for metallurgical and steam coal were generally weak in the first quarter, as were prices for natural gas. Due to its long term contract position, Pittston Coal Company does not expect to participate significantly in the spot market for steam coal this year as its currently anticipated 1998 production is nearly fully committed.

PITTSTON MINERAL VENTURES

         Pittston Mineral Ventures (PMV) reported a $47 thousand loss in the first quarter of 1998, compared to a $0.5 million loss in the same period the prior year. Operations at the Stawell gold mine, in which PMV has a combined 67% direct and indirect interest, improved markedly from a year ago with gold production increasing from 21,902 ounces to 22,312 ounces. Average cash costs of gold sold improved to US $206 per ounce from US $327 per ounce, which had been impacted by adverse ground conditions in the first quarter of 1997, while realization declined from US $405 per ounce to US $355 per ounce.

         Equity earnings from PMV's interest in Mining Project Investors (MPI) in Australia were essentially unchanged from year ago levels. However, this was significantly below expectations due to the impact of depressed nickel prices on MPI's 50% owned Silver Swan nickel mine. Production volumes and costs at Silver Swan were in line with expectations.

         PMV is continuing its active gold exploration program in Australia and the Western United States with its partner, MPI. Drilling is currently underway on a possible surface gold resource within the boundaries of the Stawell gold tenements. However, no mine plan has been developed as of this time.

FINANCIAL-CONSOLIDATED

         The Pittston Company (the "Company") reported consolidated revenues of $862.7 million in the first quarter ended March 31, 1998 compared to $781.7 million for the comparable period in 1997. Net income was $12.8 million compared to $21.3 million in the prior year's quarter. Consolidated cash flow from operating activities totaled $21.7 million for the first quarter ended March 31, 1998. Total debt at March 31, 1998 was $378.5 million.

         During the first quarter of 1998, under the share repurchase programs authorized by the Board of Directors of the Company, the Company purchased 177,532 shares of Pittston Burlington Group Common Stock at a cost of $3.5 million and 355 shares of its Series C Convertible Preferred Stock at a cost of $0.1 million. As of March 31, 1998, the company had remaining authority to purchase over time 1 million shares of Pittston Minerals Group Common Stock, 1.1 million shares of Pittston Brink's Group Common Stock, 0.9 million shares of Pittston Burlington Group Common Stock and an additional $24.2 million of its Series C Convertible Preferred Stock. The aggregate purchase price limitation for all common stock purchase was $21.4 million at March 31, 1998.

         This release contains both historical and forward looking information. Statements regarding the future impact on export coal costs of the Harbor Maintenance Tax being declared unconstitutional, expectations concerning spot steam coal sales during 1998 and possible results from PMV's gold exploration program, involve forward looking information which is subject to known and unknown risks, uncertainties and contingencies, which could cause actual results, performance or achievements to differ materially from those which are anticipated. Such risks, uncertainties and contingencies, many of which are beyond the control of the Minerals Group and The Pittston Company include, but are not limited to, overall economic and business conditions, the demand for the Minerals Group's products, geological conditions, pricing and other competitive factors in the industry, new government regulations and/or legislative initiatives, contractual disputes with customers and uncertainty regarding the ultimate results of exploration activity.

                               * * * * * * * * * *

         Pittston Minerals Group Common Stock (NYSE-PZM), Pittston Brink's Group Common Stock (NYSE-PZB) and Pittston Burlington Group Common Stock (NYSE-PZX) represent the three classes of common stock of The Pittston Company, a diversified company with interests in mining and minerals exploration through Pittston Coal Company and Pittston Mineral Ventures (Pittston Minerals Group), security services through Brink's, Incorporated and Brink's Home Security, Inc. (Pittston Brink's Group) and global freight transportation and logistics management services through BAX Global Inc. (Pittston Burlington Group). Copies of the Pittston Brink's Group and Pittston Burlington Group earnings releases are available upon request.

                             PITTSTON MINERALS GROUP
                           SUPPLEMENTAL FINANCIAL DATA
                                   (UNAUDITED)

                              PITTSTON COAL COMPANY


                                                                                                            Quarter Ended March 31
(IN THOUSANDS)                                                                                                1998            1997
------------------------------------------------------------------------------------------------------------------------------------
Net sales                                                                                     $            145,920         154,593
Operating profit                                                                              $              2,502           3,623

COAL SALES (Tons):
Metallurgical                                                                                                1,931           1,891
Utility and industrial                                                                                       2,923           3,229
------------------------------------------------------------------------------------------------------------------------------------
Total coal sales                                                                                             4,854           5,120
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

PRODUCTION/PURCHASED (Tons):
Deep                                                                                                         1,389           1,102
Surface                                                                                                      1,969           2,659
Contract                                                                                                       242             363
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             3,600           4,124
Purchased                                                                                                      965           1,340
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                        4,565           5,464
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------




                                                                                                            Quarter Ended March 31
(IN THOUSANDS, EXCEPT PER TON DATA)                                                                           1998            1997
------------------------------------------------------------------------------------------------------------------------------------

Net coal sales (a)                                                                           $             143,976         152,698
Current production cost of coal sold (a)                                                                   132,507         141,572
------------------------------------------------------------------------------------------------------------------------------------
Coal margin                                                                                                 11,469          11,126
Non-coal margin                                                                                                616             717
Other operating income, net                                                                                  2,329           3,705
------------------------------------------------------------------------------------------------------------------------------------
Margin and other income                                                                                     14,414          15,548
------------------------------------------------------------------------------------------------------------------------------------
Other costs and expenses:
  Idle equipment and closed mines                                                                              703             307
  Inactive employee cost                                                                                     6,955           6,683
  Selling, general and administrative
  expenses                                                                                                   4,254           4,935
------------------------------------------------------------------------------------------------------------------------------------
Total other costs and expenses                                                                              11,912          11,925
------------------------------------------------------------------------------------------------------------------------------------

Operating profit                                                                              $              2,502           3,623
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Coal margin per ton:
  Realization                                                                                 $              29.66           29.82
  Current production costs                                                                                   27.29           27.65
------------------------------------------------------------------------------------------------------------------------------------
Coal margin                                                                                   $               2.37            2.17
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(a) Excludes non-coal components.

                            PITTSTON MINERAL VENTURES
                                   (UNAUDITED)

(IN THOUSANDS, EXCEPT                                                                     Quarter Ended March 31
OUNCE AND PER OUNCE DATA)                                                                    1998           1997
------------------------------------------------------------------------------------------------------------------
Stawell Gold Mine:
 Gold sales                                                                       $         3,956          4,281
 Other revenue                                                                                 22              9
------------------------------------------------------------------------------------------------------------------
Net sales                                                                                   3,978          4,290

Cost of sales (a)                                                                           2,671          3,631
Selling, general and
 administrative expenses (a)                                                                  291            298
------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                                                    2,962          3,929
------------------------------------------------------------------------------------------------------------------
Operating profit - Stawell Gold Mine                                                        1,016            361
Other operating expense, net                                                               (1,063)          (816)
------------------------------------------------------------------------------------------------------------------
Operating loss                                                                    $           (47)          (455)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

Stawell Gold Mine:
Mineral Ventures' 50% direct share:
   Ounces sold                                                                             11,146         10,576
   Ounces produced                                                                         11,156         10,951
Average per ounce sold (US$):
   Realization                                                                                355            405
   Cash cost                                                                                  206            327
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


(a) Excludes $908 of non-Stawell related selling, general and administrative expenses for the quarter ended March 31, 1998. Excludes $42 and $617 of non-Stawell related cost of sales and selling, general and administrative expenses for the quarter ended March 31, 1997. Such costs are reclassified to cost of sales and selling, general and administrative expenses in the Minerals Group statement of operations.

                             PITTSTON MINERALS GROUP
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

(IN THOUSANDS, EXCEPT                                                                       Quarter Ended March 31
PER SHARE AMOUNTS)                                                                            1998            1997
-------------------------------------------------------------------------------------------------------------------
Net sales                                                                       $          149,898       158,883
-------------------------------------------------------------------------------------------------------------------

Cost of sales                                                                              144,164       153,412
Selling, general and
 administrative expenses                                                                     9,087         7,409
-------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                                                   153,251       160,821

Other operating income, net                                                                  2,174         3,548
-------------------------------------------------------------------------------------------------------------------
Operating (loss) profit                                                                     (1,179)        1,610
Interest income                                                                                301           282
Interest expense                                                                            (2,594)       (2,625)
Other expense, net                                                                              --          (450)
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Loss before income taxes                                                                    (3,472)       (1,183)
Credit for income taxes                                                                     (2,229)       (2,130)
-------------------------------------------------------------------------------------------------------------------
Net (loss) income                                                                           (1,243)          947
Preferred stock dividends, net                                                                (864)         (901)
-------------------------------------------------------------------------------------------------------------------
Net (loss) income attributed to
 common shares                                                                  $           (2,107)           46
-------------------------------------------------------------------------------------------------------------------
Net (loss) income per common share:
   Basic                                                                        $             (.26)          .01
   Diluted                                                                                    (.26)          .01
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Weighted average common shares outstanding:
   Basic                                                                                     8,225         8,002
   Diluted                                                                                   8,225         8,059
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------



                               SEGMENT INFORMATION

Net sales:
   Coal Operations                                                              $          145,920       154,593
  Mineral Ventures                                                                           3,978         4,290
-------------------------------------------------------------------------------------------------------------------
Net sales                                                                       $          149,898       158,883
-------------------------------------------------------------------------------------------------------------------
Operating profit (loss):
 Coal Operations                                                                $            2,502         3,623
 Mineral Ventures                                                                              (47)         (455)
-------------------------------------------------------------------------------------------------------------------
Segment operating profit                                                                     2,455         3,168
General corporate expense                                                                   (3,634)       (1,558)
-------------------------------------------------------------------------------------------------------------------
Operating (loss) profit                                                         $           (1,179)        1,610
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


See accompanying notes.

                             PITTSTON MINERALS GROUP
                            CONDENSED BALANCE SHEETS


                                                                                     March 31        December 31
(IN THOUSANDS)                                                                           1998               1997
-----------------------------------------------------------------------------------------------------------------
                                                                                  (Unaudited)

ASSETS

Current assets:
Cash and cash equivalents                                                       $       2,183              3,394
Accounts receivable, net of estimated
  amounts uncollectible                                                                80,103             63,599
Inventories and other current assets                                                   72,944             65,527
-----------------------------------------------------------------------------------------------------------------
Total current assets                                                                  155,230            132,520

Property, plant and equipment, at cost, net
  of accumulated depreciation, depletion
  and amortization                                                                    171,158            172,338
Coal supply contracts, net of accumulated
   amortization                                                                        36,590             41,703
Intangibles, net of accumulated amortization                                          107,342            108,094
Other assets                                                                          203,150            199,527
-----------------------------------------------------------------------------------------------------------------

Total assets                                                                    $     673,470            654,182
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities                                                             $     150,839            161,264
Long-term debt, less current maturities                                               153,435            116,114
Postretirement benefits other than pensions                                           225,601            223,836
Workers' compensation and other claims                                                 87,784             92,857
Other liabilities                                                                      76,689             78,683
-----------------------------------------------------------------------------------------------------------------
Total liabilities                                                                     694,348            672,754

Shareholder's equity                                                                  (20,878)           (18,572)
-----------------------------------------------------------------------------------------------------------------

Total liabilities and shareholder's equity                                      $     673,470            654,182
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


See accompanying notes.

                             PITTSTON MINERALS GROUP
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)



                                                                                          Quarter Ended March 31
(IN THOUSANDS)                                                                                1998          1997
-----------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:
Net (loss) income                                                                     $     (1,243)          947
Adjustments to reconcile net (loss) income to net
   cash used by operating activities:
   Depreciation, depletion and amortization                                                  8,933         8,920
   Provision for deferred income taxes                                                       1,612         2,001
   Other, net                                                                                  (14)       (1,032)
   Changes in operating assets and liabilities, net of
     effects of acquisitions and dispositions:
     Increase in receivables                                                               (16,492)         (414)
     Decrease (increase) in inventories and other
       current assets                                                                        3,312       (11,356)
     Decrease in current liabilities                                                       (10,937)       (8,127)
     Other, net                                                                             (3,787)       (3,754)
-----------------------------------------------------------------------------------------------------------------
Net cash used by operating activities                                                      (18,616)      (12,815)
-----------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
Additions to property, plant and equipment                                                  (4,460)       (7,458)
Proceeds from disposal of property, plant and equipment                                        229         1,534
Acquisitions and related contingent payments,
   net of cash acquired                                                                          --         (791)
Other, net                                                                                  (1,939)        1,237
-----------------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                                       (6,170)       (5,478)
-----------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
Net additions to debt                                                                       37,182        36,357
Payments to Burlington Group/Brink's Group, net                                            (11,238)      (17,687)
Share and other equity activity, net                                                        (2,369)       (2,085)
-----------------------------------------------------------------------------------------------------------------

Net cash provided by financing activities                                                   23,575        16,585
-----------------------------------------------------------------------------------------------------------------

Net decrease in cash and cash equivalents                                                   (1,211)       (1,708)
Cash and cash equivalents at beginning of period                                             3,394         3,387
-----------------------------------------------------------------------------------------------------------------

Cash and cash equivalents at end of period                                            $      2,183         1,679
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


See accompanying notes.

                      THE PITTSTON COMPANY AND SUBSIDIARIES
                             PITTSTON MINERALS GROUP
                         NOTES TO FINANCIAL INFORMATION

(1)    The Pittston Company (the "Company") has three classes of common stock:
       Pittston Brink's Group Common Stock ("Brink's Stock"), Pittston Burlington Group Common Stock ("Burlington Stock") and Pittston Minerals Group Common Stock ("Minerals Stock"), which were designed to provide shareholders with separate securities reflecting the performance of the Pittston Brink's Group (the "Brink's Group"), Pittston Burlington Group (the "Burlington Group") and Pittston Minerals Group (the "Minerals Group"), respectively, without diminishing the benefits of remaining a single corporation or precluding future transactions affecting any of the Groups.

       The financial information for the Minerals Group includes the results of the Pittston Coal Company and Pittston Mineral Ventures operations of the Company. It is prepared using the amounts included in the Company's consolidated financial statements. Accordingly, the Company's consolidated financial statements must be read in connection with the Mineral Group's financial data.

(2) Under the share repurchase program authorized by the Board of Directors of the Company, the Company purchased shares in the periods presented as follows:



                                                                          Quarter Ended    Quarter Ended
                                                                            March 31         March 31
(Dollars in millions)                                                         1998             1997
---------------------------------------------------------------------------------------------------------
Convertible Preferred Stock:
    Shares                                                                       355               --
    Cost                                                       $                  .1               --
    Excess carrying
     amount (a)                                                $                0.02               --

(a) The excess of the carrying amount of the Convertible Preferred Stock over the cash paid to holders for repurchases made during the periods. This amount is deducted from preferred dividends in the Company's Statement of Operations.

(3) The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income," in the first quarter of 1998. SFAS No. 130 established standards for the reporting and display of comprehensive income and its components in financial statements. Comprehensive income generally represents all changes in shareholders' equity except those resulting from investments by or distributions to shareholders. Total comprehensive loss which is composed of net (loss) income attributable to common shares and foreign currency translation adjustments, for the quarters ended March 31, 1998 and 1997 was ($1.8) million and ($0.2) million, respectively.

(4) During the first quarter ended March 31, 1998, the Company had the following noncash investing and financing activities in connection with the acquisition of nearly all of the remaining shares of its Brink's affiliate in France:



(Dollars in millions)                                                                 Quarter Ended March 31, 1998
--------------------------------------------------------------------------------------------------------------------
Noncash investing and financing activities:
    Debt assumed                                                                 $              41.4
    Net assets acquired by incurring directly
      related liabilities                                                                       27.6
--------------------------------------------------------------------------------------------------------------------
Total noncash investing and financing activities                                 $              69.0
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


(5) Certain prior period amounts have been reclassified to conform to the current period's financial statement presentation.

(6) Financial information for the Brink's Group, which includes the results of the Company's Brink's, Incorporated and Brink's Home Security, Inc. businesses, and the Burlington Group, which includes the results of the Company's BAX Global Inc. business, is available upon request.

                      THE PITTSTON COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)



(IN THOUSANDS, EXCEPT                                                                                        Quarter Ended March 31
PER SHARE AMOUNTS)                                                                                          1998               1997
------------------------------------------------------------------------------------------------------------------------------------
Net sales                                                                                   $            149,898           158,883
Operating revenues                                                                                       712,766           622,793
------------------------------------------------------------------------------------------------------------------------------------
Net sales and operating revenues                                                                         862,664           781,676
------------------------------------------------------------------------------------------------------------------------------------

Cost of sales                                                                                            144,164           153,412
Operating expenses                                                                                       595,771           518,819
Selling, general and administrative
   expenses                                                                                               99,256            75,643
------------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                                                                 839,191           747,874
------------------------------------------------------------------------------------------------------------------------------------

Other operating income, net                                                                                3,027             3,576
------------------------------------------------------------------------------------------------------------------------------------
Operating profit                                                                                          26,500            37,378
Interest income                                                                                            1,181             1,019
Interest expense                                                                                          (7,384)           (5,564)
Other expense, net                                                                                        (1,435)           (2,389)
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                                                                18,862            30,444
Provision for income taxes                                                                                 6,034             9,103
------------------------------------------------------------------------------------------------------------------------------------
Net income                                                                                                12,828            21,341
Preferred stock dividends, net                                                                              (864)             (901)
------------------------------------------------------------------------------------------------------------------------------------
Net income attributed to common shares                                                      $             11,964            20,440
------------------------------------------------------------------------------------------------------------------------------------


PITTSTON BRINK'S GROUP:
Net income attributed to common shares                                                      $             17,037            15,306
------------------------------------------------------------------------------------------------------------------------------------

Net income per common share:
   Basic                                                                                    $                .44               .40
   Diluted                                                                                                   .44               .40
------------------------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding:
   Basic                                                                                                  38,477            38,189
   Diluted                                                                                                39,081            38,608
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


PITTSTON BURLINGTON GROUP:
Net (loss) income attributed to common shares                                               $             (2,966)            5,088
------------------------------------------------------------------------------------------------------------------------------------

Net (loss) income per common share:
   Basic                                                                                    $               (.15)              .26
   Diluted                                                                                                  (.15)              .26
------------------------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding:
   Basic                                                                                                  19,477            19,406
   Diluted                                                                                                19,477            19,820
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

PITTSTON MINERALS GROUP:
Net (loss) income attributed to common shares                                               $             (2,107)               46
------------------------------------------------------------------------------------------------------------------------------------

Net (loss) income per common share:
   Basic                                                                                    $               (.26)              .01
   Diluted                                                                                                  (.26)              .01
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


Weighted average common shares outstanding:
   Basic                                                                                                   8,225             8,002
   Diluted                                                                                                 8,225             8,059
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
See accompanying notes.







                      THE PITTSTON COMPANY AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS




                                                                                     March 31        December 31
(IN THOUSANDS)                                                                           1998               1997
---------------------------------------------------------------------------------------------------------------------
                                                                                   (Unaudited)
ASSETS

Current assets:
Cash and cash equivalents                                                   $          72,615             69,878
Accounts receivable, net of estimated
   amounts uncollectible                                                              617,433            531,317
Inventories and other current assets                                                  134,220            125,610
---------------------------------------------------------------------------------------------------------------------
Total current assets                                                                  824,268            726,805

Property, plant and equipment, at cost, net of
   accumulated depreciation, depletion
   and amortization                                                                   718,673            647,642
Intangibles, net of accumulated amortization                                          328,443            301,395
Other assets                                                                          306,971            320,102
---------------------------------------------------------------------------------------------------------------------

Total assets                                                                $       2,178,355          1,995,944
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities                                                         $         716,287            643,673
Long-term debt, less current maturities                                               299,476            191,812
Postretirement benefits other than pensions                                           233,399            231,451
Workers' compensation and other claims                                                101,979            106,378
Other liabilities                                                                     130,697            137,012
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                   1,481,838          1,310,326

Shareholders' equity                                                                  696,517            685,618
---------------------------------------------------------------------------------------------------------------------

Total liabilities and shareholders' equity                                  $       2,178,355          1,995,944
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


See accompanying notes.

                      THE PITTSTON COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)



                                                                                          Quarter Ended March 31
(IN THOUSANDS)                                                                            1998              1997
----------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
Net income                                                                   $         12,828             21,341
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Depreciation, depletion and amortization                                            33,878             30,139
   Provision for aircraft heavy maintenance                                             8,733              8,186
   Provision for deferred income taxes                                                  2,115              2,328
   Other, net                                                                           7,519              5,309
   Changes in operating assets and liabilities
     net of effects of acquisitions and dispositions:
     Increase in receivables                                                          (12,381)           (10,471)
     Increase in inventories and
       other current assets                                                            (2,798)           (17,107)
     Decrease in current liabilities                                                  (17,399)            (7,897)
     Other, net                                                                       (10,789)            (8,033)
----------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                              21,706             23,795
----------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
Additions to property, plant and equipment                                            (60,705)           (40,032)
Proceeds from disposal of property,
   plant and equipment                                                                    421              3,940
Aircraft heavy maintenance                                                             (9,659)            (9,473)
Acquisitions and related contingent payments,
   net of cash acquired                                                                   224            (54,094)
Other, net                                                                             (4,182)            13,901
----------------------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                                 (73,901)           (85,758)
----------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
Net additions to debt                                                                  61,265             80,834
Share and other equity activity, net                                                   (6,333)            (9,261)
----------------------------------------------------------------------------------------------------------------------
Net cash provided by financing activities                                              54,932             71,573
----------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                               2,737              9,610
Cash and cash equivalents at beginning of period                                       69,878             41,217
----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                   $         72,615             50,827
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------


See accompanying notes.